UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2023

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

KINS Technology Group Inc.

Four Palo Alto Square, Suite 200

3000 El Camino Real

Palo Alto, CA 94306

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “CXApp” and the “Company” refer to CXApp Inc., a Delaware corporation, and its consolidated subsidiaries following the Merger (as defined below). Unless the context otherwise requires, references to “KINS” refer to KINS Technology Group Inc., a Delaware corporation (“KINS”), the Company prior to the Business Combination (as defined below).

“Legacy CXApp” refers to CXApp Holding Corp., a Delaware corporation and a wholly owned subsidiary of the Company, which the Company acquired through the Business Combination. Prior to the Business Combination, Legacy CXApp was a wholly owned subsidiary of Inpixon, a Nevada corporation (“Inpixon”).

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the respective meanings given to them in the section entitled “Selected Definitions” beginning on page 7 of the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by KINS on February 13, 2023.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 14, 2023 (the “Closing Date”), CXApp consummated the previously announced Business Combination pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 25, 2022, by and among KINS, KINS Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of KINS (“Merger Sub”), Inpixon and Legacy CXApp. Pursuant to the Merger Agreement, a business combination between CXApp and Legacy CXApp was effected through the merger of Merger Sub with and into Legacy CXApp, with Legacy CXApp surviving as the surviving company and as a wholly-owned subsidiary of KINS (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

Under the terms of the Business Combination, which was structured as a Reverse Morris Trust transaction, at the Closing Inpixon Securityholders received 0.0975222161241519 of a share of CXApp Class A common stock and approximately 0.345760584440175 of a share of CXApp Class C common stock for each share of Inpixon common stock.

CXApp Class A common stock and CXApp Class C common stock are identical in all respects, except that CXApp Class C common stock is subject to transfer restrictions and will automatically convert into CXApp Class A common stock on the earlier to occur of (i) the 180th day following the Closing and (ii) the day that the last reported sale price of CXApp Class A common stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period following the Closing.

As a result of the Business Combination, Inpixon Securityholders received 50.0% of the shares of CXApp common stock outstanding. The trading in CXApp Class A common stock is expected to begin on Nasdaq under the stock ticker symbol “CXAI” on March 15, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “schedule,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this Report, including statements regarding the expected benefits of the Business Combination, the tax consequences of the Separation, Distribution and Merger, CXApp’s future results of operations and financial position, business strategy and its expectations regarding the application of, and the rate and degree of market acceptance of the CXApp technology platform and other technologies, CXApp’s expectations regarding the addressable markets for its technologies, including the growth rate of the markets in which it operates, and the potential for and timing of receipt of payments under CXApp’s agreements, are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of CXApp, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements contained in this Report and in any document incorporated by reference in this Report are based on current expectations and beliefs concerning future developments and their potential effects on CXApp. There can be no assurance that future developments affecting CXApp will be those that CXApp has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond CXApp’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” beginning on page 61 of the Proxy Statement/Prospectus and the following:

•	the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available to CXApp following the Business Combination;

•	factors relating to the business, operations and financial performance of CXApp and its subsidiaries, including:

•	changes in general economic conditions, geopolitical risk, including as a result of the COVID-19 pandemic or the conflict between Russia and Ukraine;

•	the outcome of litigation related to or arising out of the Business Combination, or any other adverse developments therein or costs resulting therefrom;

•	the ability to continue to meet Nasdaq’s listing standards following the consummation of the Business Combination;

•	the costs related to the Business Combination;

•	the volatility of CXApp’s securities due to a variety of factors, including CXApp’s inability to implement its business plan or meet or exceed its financial projections and changes in its combined capital structure; and

•	as a result of the Separation, CXApp will lose Inpixon’s brand, reputation, capital base and other resources, and may experience difficulty operating as a standalone company;

•	the anticipated benefits of the Separation may not be achieved;

•	CXApp’s historical combined financial data and pro forma financial statements are not necessarily representative of the results CXApp would have achieved as a standalone company and may not be a reliable indicator of its future results;

•	CXApp’s operating results and financial performance;

•	acceptance by new and existing partners in CXApp’s market;

•	CXApp’s ability to manage and grow its business and execution of its business and growth strategies;

•	risks arising from changes in technology;

•	the competitive environment in the enterprise apps market;

•	failure to maintain, protect and defend our intellectual property rights;

•	changes in government laws and regulations, including laws governing intellectual property, and the enforcement thereof affecting our business;

•	difficulties with performance of third parties we will rely on for our business growth;

•	difficulties developing and sustaining relationships with commercial counterparties;

•	CXApp may not be able to engage in certain transactions and equity issuances following the Distribution; and

•	CXApp may have certain indemnification obligations to Inpixon under the Tax Matters Agreement.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by CXApp from time to time with the SEC. Should one or more of these risks or uncertainties materialize, or should any of CXApp’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. CXApp undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01.	Regulation FD Disclosure.

On March 14, 2023, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 14, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: March 14, 2023	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer